Exhibit 10.3

The Depository Trust Company
A subsidiary of the Depository Trust & Clearing Corporation

BLANKET ISSUER LETTER OF REPRESENTATIONS

ETFS PALLADIUM TRUST

June 25, 2009
(Date)

Attention: Underwriting Department
The Depository Trust Company
55 Water Street, 1SL
New York, NY 10041-0099

Ladies and Gentlemen:

          This letter sets forth our understanding with respect to all issues (the “Securities”) that Issuer shall request to be made eligible for deposit by the Depository Trust Company (“DTC”).

Issuer is formed under the laws of the State of New York.

          To induce DTC to accept the Securities as eligible for deposit at DTC, and to act in accordance with DTC’s Rules with respect to the Securities, Issuer represents to DTC that issuer will comply with the requirements stated in DTC’s Operational Arrangements, as they may be amended from time to time.

Note:		Very truly yours,
Schedule A contains statements that DTC believes
accurate describe DTC, the method of effecting		ETFS PALLADIUM TRUST,
book-entry transfers of securities distributed
through DTC, and certain related matters.		by ETF Securities USA LLC, as sponsor

Received and Accepted		By:	/s/ Greg Burgess
THE DEPOSITORY TRUST COMPANY			(Authorized Officer’s Signature)

By:	/s/ The Depository Trust Company		Greg Burgess
(Print Name)

Ordnance House, 31 Pier Road, St. Helier JE48 PW
(Street Address)

Jersey, Channel Islands
(City, State, Country, Zip)

011-44-77-997-8005
(Phone Number)

Greg.Burgess@etfsecurities.com
(Email Address)